    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                SECURITIES ACT FILE NO. 33-66262
                                        INVESTMENT COMPANY ACT FILE NO. 811-7896

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                       Post-Effective Amendment No. 7                      [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                               Amendment No. 8                             [X]

                        (Check appropriate box or boxes)

                             ----------------------

                        GABELLI GLOBAL SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  One Corporate Center Rye, New York 10580-1434
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (800) 422-3554
                                 Bruce N. Alpert
                               Gabelli Funds, Inc.
                 One Corporate Center, Rye, New York 10580-1434
                     (Name and Address of Agent for Service)
                             ----------------------

                                   COPIES TO:
      James E. McKee, Esq.                        Richard T. Prins, Esq.
       Gabelli Funds, Inc.                  Skadden, Arps, Slate, Meagher & Flom
     One Corporate Center,                           919 Third Avenue
    Rye, New York 10580-1434                     New York, New York 10022
                                                      (212) 735-2000
                             ----------------------

 It is proposed that this filing will become effective (check appropriate box):

               [ ] immediately upon filing pursuant to paragraph (b)


               [X] on May 1, 1997 pursuant to paragraph (b)


               [ ] 60 days after filing pursuant to paragraph (a)(1)

               [ ] on (date) pursuant to paragraph (a)(1)

               [ ] 75 days after filing pursuant to paragraph (a)(2)

               [ ] on (date) pursuant to paragraph (a) of Rule 485 If
                   appropriate, check the following box:

               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ----------------------


REGISTRANT HAS ELECTED TO REGISTER AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST, INCLUDING SHARES OF BENEFICIAL INTEREST IN ITS TELECOMMUNICATION AND CONVERTIBLE SECURITIES FUNDS PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AMENDED. REGISTRANT'S RULE 24f-2 NOTICE AND OPINION FOR THE REGISTRANT'S FISCAL YEAR ENDED DECEMBER 31, 1996, WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997.

                    CALCULATION OF REGISTRATION FEE UNDER THE
                            SECURITIES ACT OF 1933(1)


                                                              PROPOSED          PROPOSED
                                                              MAXIMUM           MAXIMUM
TITLE OF                            AMOUNT                    OFFERING          AGGREGATE        AMOUNT OF
SECURITIES BEING                    BEING                     PRICE             OFFERING         REGISTRATION
REGISTERED                          REGISTERED                PER SHARE         PRICE            FEE

Telecommunications                  1,438,668.00              $11.21            $174,000         $52.73

Convertible Securities                145,111.00              $10.17            $156,000         $47.27

Interactive Couch Potato(R)                 0.00

Totals                              1,583,779.00                                $330,000        $100.00


(1) Registrant has registered an indefinite number or amount of units of beneficial interest in its Telecommunications Fund, Entertainment and Media Fund, Interactive Couch Potato Fund, Convertible Securities Fund, and Growth Fund, Securities Act of 1933, as amended, pursuant to Section (a) (1) of Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on February 28, 1997.

(2)      Maximum offering price as of April 17, 1997.

(3) Calculation of the proposed maximum offering price has been made pursuant to Rule 24e-2. During its fiscal year ended December 31, 1996, the fund redeemed 4,956,451 shares of common stock. During its current fiscal year, the fund used 3,403,533 shares it redeemed during its fiscal year ended December 31, 1996, for a reduction pursuant to Rule 24f-2(c). The fund currently is registering 1,583,779 shares, which is equal to the remaining 1,552,918 shares redeemed during its fiscal year ended December 31, 1996, plus 30,861 shares. During its current fiscal year, the fund filed no other post-effective amendments for the purpose of the reduction pursuant to Rule 24e-2(a).

                        GABELLI GLOBAL SERIES FUNDS, INC.
                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(a))

N-1A ITEM NO.
    PART A                                                      PROSPECTUS HEADING
-------------                                                   ------------------

    1.   Cover Page...........................................  Cover Page
    2.   Synopsis.............................................  Table of Fees and Expenses for each of the Funds
    3.   Condensed Financial Information......................  Financial Highlights
    4.   General Description of Registrant....................  Cover Page; Investment Objectives and Policies; Associated Risk
                                                                Factors; General Information
    5.   Management of the Fund...............................  Management of the Funds; Investment Objectives and Policies;
                                                                General Information
    5(a) Management's Discussion of Performance ..............  Not Applicable
    6.   Capital Stock and Other Securities...................  Dividends, Distributions and Taxes; General Information
    7.   Purchase of Securities Being Offered.................  Purchase of Shares; Distribution Plan
    8.   Redemption or Repurchase.............................  Redemption of Shares
    9.   Pending Legal Proceedings............................  Not applicable

                                                                     LOCATION IN
PART B                                                               STATEMENT OF
ITEM NO.                                                        ADDITIONAL INFORMATION
--------                                                        ----------------------
    10.  Cover Page...........................................  Cover Page
    11.  Table of Contents....................................  Cover Page
    12.  General Information and History......................  Not Applicable
    13.  Investment Objective and Policies....................  Investments; Investment Restrictions
    14.  Management of the Fund...............................  The Adviser
    15.  Control Persons and Principal Holders
         of Securities........................................  Directors and Officers
    16.  Investment Advisory and Other Services...............  The Adviser; The Distributor
    17.  Brokerage Allocation and Other Practices.............  Portfolio Transactions and Brokerage
    18.  Capital Stock and Other Securities...................  Prospectus - General Information; Determination of Net Asset Value
    19.  Purchase, Redemption and Pricing of
         Securities Being Offered.............................  Prospectus - Purchase of Shares; Redemption of Shares
    20.  Tax Status...........................................  Dividends, Distributions and Taxes
    21.  Underwriters.........................................  Prospectus - Purchase of Shares; The Distributor
    22.  Calculation of Performance Data......................  Investment Performance Information
    23.  Financial Statements.................................  Portfolio of Investments; Statement of Assets and Liabilities;
                                                                Statement of Operations; Statement of Changes in Net Assets;
                                                                Notes to Financial Statements; Selected Per Share Data and Ratios

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------
                       Gabelli Global Series Funds, Inc.
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                   TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM

================================================================================
PROSPECTUS

MAY 1, 1997


Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation") is currently comprised of five series:

   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND       THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
     (the "Global Telecommunications Fund")           (the "Global Interactive Couch Potato(R) Fund")
THE GABELLI GLOBAL ENTERTAINMENT AND MEDIA FUND       THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  (the "Global Entertainment and Media Fund")           (the "Global Convertible Securities Fund")

                         THE GABELLI GLOBAL GROWTH FUND
                           (the "Global Growth Fund")
                          (collectively, the "Funds")
                             ----------------------

Each Fund is open-end and non-diversified. The Global Telecommunications Fund, the Global Entertainment and Media Fund, the Global Growth Fund and the Global Interactive Couch Potato(R) Fund seek capital appreciation as a primary investment objective and current income as a secondary objective. These Funds will seek to achieve their investment objectives through investments primarily in the common stocks and other securities of foreign and domestic companies. The Global Convertible Securities Fund seeks a high level of total return as its investment objective. The Global Convertible Securities Fund will seek to achieve this investment objective through a combination of current income and capital appreciation by investing in the convertible securities of foreign and domestic companies. See "Investment Objectives and Policies".
                             ----------------------


Each Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. The minimum initial investment for each Fund is $1,000. However, the initial minimum of the funds acquired through intermediary organizations maintaining omnibus accounts with the Fund may establish their own minimum investment criteria. Additionally, accounts establishing an Automatic Investment Plan do not require any minimum initial investment. See "Purchase of Shares."

                             ----------------------


Part B (also known as the Statement of Additional Information) (the "Additional Statement"), dated May 1, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write to Gabelli Global Series Funds, Inc. at One Corporate Center, Rye, New York 10580-1434 or call 1-(800) GABELLI (1-800-422-3554). Purchase orders and redemption requests may be directed to the Gabelli Funds at P.O. Box 8308, Boston, Massachusetts 02266-8909.

                             ----------------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


As each of the Funds is non-diversified, each Fund will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result of this non-diversified status, each Fund may experience greater fluctuations in net asset value than investment companies which invest in a broad range of issuers.


MANY CONVERTIBLE SECURITIES ARE NOT CONSIDERED INVESTMENT GRADE. THE GLOBAL CONVERTIBLE SECURITIES FUND MAY INVEST WITHOUT LIMIT IN SUCH SECURITIES. SECURITIES OF THIS TYPE, COMMONLY REFERRED TO AS "JUNK BONDS," ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THESE RISKS BEFORE INVESTING IN THE GLOBAL CONVERTIBLE SECURITIES FUND. See "Associated Risk Factors."


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                TABLE OF FEES AND EXPENSES FOR EACH OF THE FUNDS


                                                                                                       GABELLI GLOBAL
                                                                                                       ENTERTAINMENT
                                                   GABELLI GLOBAL   GABELLI GLOBAL                     AND MEDIA FUND
                                                      TELECOM-       INTERACTIVE     GABELLI GLOBAL     AND GABELLI
                                                    MUNICATIONS         COUCH          CONVERTIBLE     GLOBAL GROWTH
                                                        FUND        POTATO(R) FUND   SECURITIES FUND        FUND
                                                   --------------   --------------   ---------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases or
  Reinvested Dividends...........................        None             None             None              None
Deferred Sales Load..............................        None             None             None              None
Redemption Fees..................................        None             None             None              None
Exchange Fees....................................        None             None             None              None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets):
Management Fees (a)..............................       1.00%            1.00%            1.00%             1.00%
12b-1 Expenses (b)...............................        .25%             .25%             .25%              .25%
Other Expenses (c)...............................        .47%             .81%            1.10%             1.25%
                                                        -----            -----            -----             -----
      Total Operating Expenses for each fund.....       1.72%            2.06%            2.35%             2.50%
                                                        =====            =====            =====             =====



                                   EXAMPLE:                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment assuming a 5%
  annual return:
Gabelli Global Telecommunications Fund........................................   $ 17      $54      $  93      $203
Gabelli Global Interactive Couch Potato(R) Fund...............................   $ 21      $65      $ 111      $239
Gabelli Global Convertible Securities Fund....................................   $ 24      $73      $ 126      $269
Gabelli Global Entertainment and Media Fund and Gabelli Global Growth Fund....   $ 25      $78      $ 133      $284


--------------------------------------------------------------------------------
The amounts listed in examples should not be considered as representative of future expenses, and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in an actual return greater or less than 5%.

The information contained in the foregoing table relates to each of the Funds and is provided to assist you in understanding the various direct and indirect costs and expenses that an investor in any of the Funds would bear.

(a) Subject to potential reduction as a result of the Adviser's expense reimbursement obligations.


(b) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.


(c) Such expenses include custodian and transfer agency fees and other customary

    Fund expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The following table has been audited by Grant Thornton LLP, independent auditors, whose unqualified report thereon is incorporated by reference in the Additional Statement. This information should be read in conjunction with the financial statements and the following selected data for a share of capital stock outstanding throughout each period:


                                         THE GABELLI                        THE GABELLI
                                           GLOBAL                             GLOBAL
                                         CONVERTIBLE                     INTERACTIVE COUCH
                                     SECURITIES FUND (c)                POTATO(R) FUND (d)
                               -------------------------------    -------------------------------
                                1996        1995        1994       1996        1995        1994
                               -------     -------     -------    -------     -------     -------
OPERATING PERFORMANCE:
Net asset value, beginning
 of period.................    $ 10.79     $  9.93     $ 10.00    $ 11.72     $ 10.25     $ 10.00
                               -------     -------     -------    -------     -------     -------
Net investment income......       0.43        0.39        0.16      (0.09)      (0.01)      (0.01)
Net realized and unrealized
 gain (loss) on
 securities................       0.16        0.86       (0.07)      1.56        1.84        0.26
                               -------     -------     -------    -------     -------     -------
Total from investment
 operations................       0.59        1.25        0.09       1.47        1.83        0.25
                               -------     -------     -------    -------     -------     -------
LESS DISTRIBUTIONS:
 Distributions from net
   investment income.......      (0.43)      (0.39)      (0.16)     (1.44)      (0.36)         --
 Distributions from
   realized gain on
   investments.............      (0.77)         --          --         --          --          --
                               -------     -------     -------    -------     -------     -------
Total distributions........      (1.20)      (0.39)      (0.16)     (1.44)      (0.36)         --
                               -------     -------     -------    -------     -------     -------
Net asset value, end of
 period....................    $ 10.18     $ 10.79     $  9.93    $ 11.75     $ 11.72     $ 10.25
                               =======     =======     =======    =======     =======     =======
Total Return (a)...........        5.5%       12.6%        0.9%      12.5%       17.9%        2.5%
                               =======     =======     =======    =======     =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............    $13,527     $15,742     $15,574    $37,779     $31,439     $24,831
 Ratio of operating
   expenses to average net
   assets..................       2.35%       2.41%       2.49% (b)    2.06%     2.47%       2.47%(b)
 Ratio of net investment
   income to average net
   assets..................       2.00%       2.90%       2.80% (b)   (0.70)%   (0.07)%     (0.13)%(b)
Portfolio turnover rate....        126%        152%        329%        47%         33%         14%
Average commission rate per
 share (f).................    $0.0175          --          --    $0.0226          --          --


                                                 THE GABELLI
                                                    GLOBAL
                                         TELECOMMUNICATIONS FUND (e)
                                ----------------------------------------------
                                  1996         1995         1994        1993
                                --------     --------     --------     -------
OPERATING PERFORMANCE:
Net asset value, beginning
 of period.................     $  11.12     $   9.73     $  10.20     $ 10.00
                                --------     --------     --------     -------
Net investment income......         0.05         0.06         0.07        0.01
Net realized and unrealized
 gain (loss) on
 securities................         0.95         1.51        (0.44)       0.29
                                --------     --------     --------     -------
Total from investment
 operations................         1.00         1.57        (0.37)       0.30
                                --------     --------     --------     -------
LESS DISTRIBUTIONS:
 Distributions from net
   investment income.......        (0.05)       (0.06)       (0.07)      (0.01)
 Distributions from
   realized gain on
   investments.............        (0.79)       (0.12)       (0.03)      (0.09)
                                --------     --------     --------     -------
Total distributions........        (0.84)       (0.18)       (0.10)      (0.10)
                                --------     --------     --------     -------
Net asset value, end of
 period....................     $  11.28     $  11.12     $   9.73     $ 10.20
                                ========     ========     ========     =======
Total Return (a)...........          9.0%        16.2%        (3.7)%       3.0%
                                ========     ========     ========     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............     $108,544     $122,845     $137,731     $45,290
 Ratio of operating
   expenses to average net
   assets..................         1.72%        1.75%        1.80%       2.54% (b)
 Ratio of net investment
   income to average net
   assets..................         0.34%        0.53%        0.74%       1.28% (b)
Portfolio turnover rate....            7%          24%          14%          0%
Average commission rate per
 share (f).................     $ 0.0365           --           --          --


------------


 (a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 (b) Annualized.
 (c) Fund commenced operations on February 3, 1994.
 (d) Fund commenced operations on February 7, 1994.
 (e) Fund commenced operations on November 1, 1993.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Management's Discussion and Analysis of each Fund's performance during the fiscal year ended December 31, 1996 is included in each Fund's Annual Report to Shareholders dated December 31, 1996. Each Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


INVESTMENT OBJECTIVES AND POLICIES

The Global Telecommunications Fund, Global Entertainment and Media Fund, Global Growth Fund and Global Interactive Couch Potato(R) Fund each seek capital appreciation as a primary investment objective and current income as a secondary objective. These Funds will seek to achieve these objectives through investments primarily in the common stocks and other securities of the particular types of foreign and domestic companies described below for each Fund.

The Global Convertible Securities Fund seeks a high level of total return as its investment objective. The Global Convertible Securities Fund will seek to achieve this investment objective through a combination of current income and capital appreciation by investing in the convertible securities of foreign and domestic companies.

Although these Funds may invest in the securities of any issuer and may use various special investment techniques, under normal market conditions these Funds will invest at least 65% of their respective total assets in securities of the particular types of companies or securities described for that Fund. With respect to the Global Telecommunications Fund, the Global Entertainment and Media Fund and the Global Interactive Couch Potato(R) Fund, such companies will derive at least 50% of either their revenues or earnings from activities in the particular industry described for each Fund, or will devote at least 50% of their assets to such activities, based on such companies' most recent fiscal year for which audited financial information is available.

Under normal circumstances each Fund will invest in securities of issuers located in at least three countries, which may include the United States. Risks inherent in each Fund's investment objectives and policies are discussed below. See "Associated Risk Factors." Each Fund's investment objectives and the industry concentration policies of the Global Telecommunications Fund, the Global Entertainment and Media Fund and the Global Interactive Couch Potato(R) Fund are fundamental and cannot be changed without shareholder approval.

The Adviser believes that at the present time investment by the Funds in the securities of companies located throughout the world presents great potential for accomplishing each Fund's respective investment objective. While the Adviser expects that a substantial portion of each Fund's assets may be invested in the securities of domestic companies, a significant portion of each Fund's portfolio may also be comprised of the securities of issuers headquartered outside the United States.


THE GLOBAL TELECOMMUNICATIONS FUND. Under normal market conditions, the Global Telecommunications Fund will invest at least 65% of its total assets in the telecommunications industry. The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products and services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.


Mr. Mario J. Gabelli, President, is primarily responsible for the day-to-day management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980. He is assisted by a team of Associate Portfolio Managers including Marc J. Gabelli and Ivan Arteaga.



THE GLOBAL INTERACTIVE COUCH POTATO(R)FUND. Under normal market conditions, the Global Interactive Couch Potato(R) Fund will invest at least 65% of its total assets in securities of companies involved with communications, creativity and copyright. Such companies, which are participating in emerging technological advances in interactive services and products that are accessible to individuals in their homes or offices through consumer electronics devices such as telephones, televisions, radios and personal computers, are typically associated with the communications, entertainment, media and publishing industries.


The communications companies in which the Global Interactive Couch Potato(R) Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.


The entertainment, media and publishing companies in which the Global Interactive Couch Potato(R) Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world including pre-recorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.



Mr. Marc J. Gabelli is primarily responsible for the day-to-day management of the Global Interactive Couch Potato(R)Fund. Mr. Gabelli is Managing Director of the Adviser, and has been an analyst with the Adviser, Gabelli Funds, Inc. since 1993 and Associate Portfolio Manager of The Gabelli Global Interactive Couch Potato(R)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Fund since the Fund's inception. Prior to 1993 he worked at Lehman Brothers in equity research and arbitrage.



THE GLOBAL CONVERTIBLE SECURITIES FUND. Under normal market conditions, the Global Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within or at a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the credit quality of the issuer. The Global Convertible Securities Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with additional credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


Mr. A. Hartswell Woodson III, Vice-President -- Portfolio Manager, is primarily responsible for the day-to-day management of the Global Convertible Securities Fund. Mr. Woodson joined the Adviser as a portfolio manager in 1993. Prior to that he was employed by ABN Amro Bank N.V. in Amsterdam for more than the previous five years with responsibility for equity-linked new issue securities (including convertible securities) in all currencies.


THE GLOBAL ENTERTAINMENT AND MEDIA FUND. Under normal market conditions, the Global Entertainment and Media Fund will invest at least 65% of its total assets in the entertainment and media industries. Entertainment and media companies in which the Global Entertainment and Media Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution and ownership of entertainment programming throughout the world including pre-recorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, animation, game shows, sports programming and news programs, live events such as professional sporting events or concerts; theatrical exhibition, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; publishing including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

Mr. Mario J. Gabelli, President, will be primarily responsible for the day-to-day management of the Global Entertainment and Media Fund. Mr. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980.


THE GLOBAL GROWTH FUND. Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation. Although the Global Growth Fund may also invest in any type of fixed income instrument and may use various hedging techniques, under normal market conditions the Global Growth Fund will invest at least 65% of its total assets in equity securities. Equity securities are common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock.


Mr. Mario J. Gabelli, President, will be primarily responsible for the day-to-day management of the Global Growth Fund. Mr. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980.


INVESTMENT METHODOLOGY AND POLICIES. In selecting securities for each of the Funds, the Adviser normally will consider the following factors, among others:
(1) the Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of each Fund's portfolio as to issuers. The Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.


Subject to each Fund's policy of investing at least 65% of its total assets in particular industries or securities, each Fund may invest in common stock, preferred stock, convertible securities, depository receipts, bonds, notes and other debt obligations of any maturity, mortgage-backed securities, warrants, options and futures contracts on securities and securities indices, and securities of companies in bankruptcy or reorganization. Such securities may be issued by domestic or foreign corporations or other types of entities, governments or agencies or instrumentalities of governments or supranational agencies. There is no minimum rating or credit quality of fixed income securities in which each Fund may invest. Each Fund may also utilize other investment strategies such as short selling, buying or selling when-issued securities, entering into forward commitments, buying securities of unseasoned companies and engaging in various hedging strategies such as the use of futures and options and repurchase agreements, and foreign currency transactions.

Common stocks represent the residual ownership interest in an issuer and are entitled to the income and increase in the value of the assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances represent obligations of the issuer. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with the interest rates and perceived risk. Depository receipts are utilized to make investing in a particular security (usually foreign) more convenient for investors.

Each of the Funds other than the Global Convertible Securities Fund may invest up to 25% of its assets in fixed income securities rated, at the time of investment, lower than BBB by Standard & Poor's Rating Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or unrated but determined by the investment adviser to be of equivalent quality. These Funds do not expect to invest in excess of 10% of its assets in such securities. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics that result in a greater risk of loss of principal and interest.

Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than BBB by S&P and Baa by Moody's. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Global Convertible Security Fund's net asset value. See "Associated Risk Factors."

Each Fund's investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, each Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will emerge from bankruptcy and/or the value of such securities will appreciate. By investing in securities of issuers in default the Funds bear the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate. See Appendix to Prospectus -- Description of Ratings.

Each Fund may invest in securities for which a tender offer or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar proposal has been announced. Each Fund also may invest up to 5% of its assets in options and up to 5% of its assets in warrants to buy securities. Each Fund may invest up to 10% of its assets in securities issued by real estate investment trusts. Each Fund may also invest up to 10% of its assets (5% per issuer) in securities

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

issued by other unaffiliated investment companies.

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of any Fund's total assets or 5% of such issuer's voting securities. None of the Funds will make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or that Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Each Fund may invest in repurchase agreements with respect to any securities it owns. Repurchase agreements are considered loans to the counter party, and will be fully collateralized at all times with liquid high grade securities and will only be entered into with financial institutions approved by the Board of Directors.

Each Fund may also lend securities to dealers or others and invest the collateral in accordance with the Fund's investment objective and policies. Each Fund may borrow from banks for temporary or emergency purposes or to satisfy redemptions requests in amounts not in excess of 15% of each Fund's total assets, with such borrowing not to exceed 5% of each Fund's total assets for purposes other than satisfying redemption requests. Each Fund will not purchase securities when borrowings exceed 5%.


Each Fund may invest up to 15% of its net assets in illiquid securities for which market quotations are not readily available.


See the Additional Statement for more information about these securities and investment practices.


                            ASSOCIATED RISK FACTORS


All securities investments are subject to risks. The equity securities in which each Fund may invest are generally subordinated to the claims of creditors and market prices are subject to the performance of the issuer, its financial health and market perceptions. The value of securities of an issuer engaged in a tender offer, restructuring or exchange offer may decline substantially if the transaction fails to occur.

INDUSTRY RISKS. Each Fund will invest a significant portion of its assets in particular types of companies, and, as a result, the value of each Fund's respective shares will be more susceptible to factors affecting those particular types of companies. The communications industry is subject to governmental regulation and the products and services of telecommunications companies may be subject to rapid obsolescence. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result stocks of these companies may be subject to greater price volatility.

The risks of investing in the entertainment and media industry and publishing industry are largely the same as investing in the communications industry, except that such industries are subject to less federal and state regulation. Addi-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


tional risks particular to the entertainment and media industry involve a greater price volatility than the overall market, rapid obsolescence of entertainment products and services resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.


Various types of ownership restrictions are imposed by the Federal Communications Commission ("FCC") on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.


For example, the FCC's broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted. These same broadcast rules limit the holding of an attributable interest in AM and FM radio broadcast stations and television stations nationally. Similar types of restrictions apply in the mass media and common carrier industries.


The attributable interests that result from the role of the Adviser and its principals vis-a-vis other funds, managed accounts and companies may limit the investments of the Funds.

SMALLER COMPANIES. While the Funds intend to focus on the securities of established suppliers of accepted products and services, each Fund may invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than large, established issuers. For example, smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

LOWER RATED SECURITIES. Securities rated below investment grade are subject to certain risks that may not be present with higher rated securities. The market prices and market value adjusted yields of fixed income securities generally increase as interest rates fall and decrease as interest rates rise. However, the prices and price adjusted yields of lower rated securities have been found to be less sensitive to interest rate changes than higher-rated investments and have been more sensitive to broad economic changes, changes in the equity markets and individual corporate developments. Thus, periods of economic uncertainty and change can be expected to result in increased volatility in the market prices and yields of lower rated securities and thus in each Fund's net asset value. Similarly, a strong economic downturn or a substantial period of rising interest rates can be expected to severely affect the market for lower rated securities in that highly leveraged or weak performing companies would generally be perceived to encounter difficulties meeting profit goals and their principal and interest payment obligations or obtaining additional financing and thus a higher incidence of default can be expected. This would affect the value of such securities and thus each Fund's net asset value.

Many lower-rated securities are typically traded by a small number of broker-dealers rather than in a broad secondary market. Trades are primarily on a principal basis without disclosure of markups and prices are not reported in any organized manner. As a result of these and other factors, many lower-rated securities are not as liquid as higher-grade securities of the same maturity and amount outstanding. The Fund's responsibility to value accurately and its ability to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


sell lower-rated securities at the value placed on them by the Fund will be made more difficult to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and the judgment of the Corporation's Board of Directors plays a greater role. Further, adverse publicity about either the economy or a particular issuer may adversely affect investors' perceptions of the value, and thus liquidity, of a high yield security, whether or not such perceptions are based on a fundamental analysis.


The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. Although the Adviser considers the ratings of recognized rating services such as Moody's and S&P in determining investments, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to changes in economic conditions, its operating history and the current trend of earnings, cash flow and other factors.


MISCELLANEOUS INVESTMENT TECHNIQUE. Repurchase agreements have the risk that collateral may not be able to be disposed of at a desirable price, delays as a result of bankruptcy of the counter party or encumbrances of collateral or restrictions on its disposition. Mortgage-backed securities have the credit risks of delinquency and default as well as the risk that prepayments of principal generally may be made at any time without penalty. Lending of securities can result in a failure to deliver the original security by the borrower, and similar risks with respect to disposition of the collateral. When issued and delayed delivery securities transactions and forward commitments involve potential loss to a Fund if the counterparty to the transaction fails to perform. Hedging transactions also have certain risks including imperfect market correlations, dependence on the credit of the counter party, possible inability to enter into offsetting transactions and market fluctuations that can result in a Fund being in a worse position than if the hedging had not occurred. Currency transactions also include the risk securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar. While the Adviser may try to hedge such risks, entering into hedging transactions can result in even greater losses.


The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices.

FOREIGN SECURITIES. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Depository receipts that are not sponsored by the issuer may be less liquid.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

The Adviser will attempt to manage these risks so that such strategies and investments benefit each Fund, but no assurance can be given that they will be successfully managed.

                            MANAGEMENT OF THE FUNDS

The Corporation's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of each Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli & Company, Inc. (the "Distributor") and the Adviser. Pursuant to separate Investment Advisory Contracts with the Corporation on behalf of each Fund, the Adviser under the supervision of the Corporation's Board of Directors, provides a continuous investment program for each Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, and the exercise of all voting and other rights appertaining thereto required for each Fund's administrative management; supervises the performance of administrative and professional services provided by others; and pays the compensation of the Administrator and all officers and directors of each Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of each Fund's average daily net assets, which is higher than that paid by most mutual funds. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.


The Adviser was formed in 1980 and as of March 31, 1997 acts as investment adviser to the following funds with aggregate assets in excess of $4.0 billion:



                                             NET ASSETS
                                              3/31/97
                                                (in
OPEN-END FUNDS:                              millions)
------------------------------------------   ----------
Gabelli Asset Fund                            $1,027.1
Gabelli Growth Fund                              612.5
Gabelli Gold Fund, Inc.                           16.9
Gabelli Value Fund Inc.                          436.8
Gabelli Small Cap Growth Fund                    205.3
Gabelli Equity Income Fund                        60.1
Gabelli U.S. Treasury Money Market Fund          237.8
Gabelli ABC Fund                                  22.7
Gabelli Global Telecommunications Fund            99.3
Gabelli Global Interactive Couch Potato(R)
  Fund                                            29.4
Gabelli Global Convertible Securities Fund        11.4
Gabelli International Growth Fund, Inc.           17.8
Gabelli Capital Asset Fund                        52.4
CLOSED-END FUNDS:
------------------------------------------
Gabelli Convertible Securities Fund, Inc.         90.1
Gabelli Equity Trust Inc.                      1,006.2
Gabelli Global Multimedia Trust Inc.              91.5


Gabelli & Company, Inc., the Distributor of each open-end Fund's respective shares, is an indi-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


rect majority owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of March 31, 1997, GAMCO had aggregate assets in excess of $5 billion under its management. Teton Advisers LLC, an affiliate of the Adviser, acts as Investment Adviser of the Westwood Funds with assets under management in excess of $125 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.



In addition to the fee of the Adviser, each Fund is responsible for the payment of all its other operating expenses, which include, among other things, expenses for legal and independent auditor services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and "Dividend Disbursing Agent") and any other persons hired by each respective Fund, securities registration fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, membership fees in trade organizations, fidelity bond and liability coverage for the Corporation's directors, officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying each Fund for sale in various jurisdictions, expenses of its distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by each Fund.


The Additional Statement contains further information about the Investment Advisory Contracts, including a more complete description of the advisory and expense arrangements and administrative provisions.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds.


The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services L.P. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for each Fund's operations. These services include the preparation and distribution of materials for meetings of the Corporation's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Adviser pays the Sub-Administrator a monthly fee at the annual rate of .10% of the average daily net assets of each Fund, (with a minimum annual fee of $40,000 and subject to reduction to .075% on average daily net assets of the Gabelli Funds under its administration in excess of $350 million, up to $600 million and .06% in excess of $600 million) which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.



The Administrator has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               DISTRIBUTION PLAN

The Board of Directors of the Corporation has approved on behalf of each respective Fund as being in the best interests of each Fund and its respective shareholders separate Distribution Plans which authorize payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of each Fund's average daily net assets. Payments may be made in subsequent years for expenses incurred in prior years. The potential for such subsequent payments is a contingent liability for which no amount is currently being recorded because the Funds do not have a reasonable basis on which to conclude that the Board of Directors will approve such payment. Interest, carrying or other financing charges on unreimbursed amounts could also be considered a distribution expense if the Board of Directors so determined and would in such event also potentially be subject to carryover to a future year upon specific approval by the Board of Directors.


Payments may be made by a Fund under its Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of its respective shares as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor, banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without its Distribution Plan, such Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.


Each Plan has been implemented by written agreements between the Corporation on behalf of each Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), which includes requirements that the Board of Directors receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes at least annually that continuation of each Plan is likely to benefit shareholders.

The Board of Directors has initially implemented each Plan by having the Corporation enter into an agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Plan for distribution activities of the types listed above. To the extent any of these payments are based on allocations by the Distributor, each Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Corporation's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria.


                               PURCHASE OF SHARES



The minimum initial investment for each Fund is $1,000. However, the initial minimum of the Funds acquired through intermediary organizations maintaining omnibus accounts with the Fund may establish their own minimum investment criteria. There is no minimum for subsequent investments in any Fund. Investments through an Individual Retirement Account or other retirement plans, and Automatic Investment Plans, however, have different require-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ments. Shares of each Fund are sold at the net asset value per share next determined after receipt of an order by that Fund's Distributor or transfer agent in proper form with accompanying check or bank wire or other payment arrangements satisfactory to the applicable Fund. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.



Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by each Fund, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


Prospectuses, sales material and applications may be obtained from the Distributor. Each Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of any Fund's shares and (2) to reject purchase orders when, in the judgment of a Fund's management, such rejection is in the best interest of such Fund.


The net asset value per share of each Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m., eastern time, on each day that trading is conducted on the New York Stock Exchange, by dividing the value of each respective Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Foreign securities are valued as of the close of trading on the primary exchange on which they trade. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors. See "Determination of Net Asset Value" in the Additional Statement.



MAIL. To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to the particular fund in which you wish to invest to:


                               THE GABELLI FUNDS
                                 P.O. BOX 8308
                             BOSTON, MA 02266-8308

Subsequent purchases do not require a completed application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


receipt of funds by the Transfer Agent. Bank collection fees may apply. The funds will not accept checks made payable to a third party



BANK WIRE. To initially purchase shares of a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company
                      ABA # 011-0000-28 REF DDA # 99046187
                           Attn: Shareholder Services
                               Re: [Name of Fund]

A/C#                              (Registered Owner)
--------------------------------------------------------------------------------

Account of
--------------------------------------------------------------------------------

                     225 Franklin Street, Boston, MA 02110

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.


OVERNIGHT MAIL OR PERSONAL DELIVERY. Deliver a check made payable to the particular Fund in which you wish to invest along with a completed subscription order form to:


                               THE GABELLI FUNDS
                          THE BFDS BUILDING, 6TH FLOOR
                               TWO HERITAGE DRIVE
                             NORTH QUINCY, MA 02171


TELEPHONE INVESTMENT PLAN. You may purchase additional shares of a Fund by telephone through the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Mutual Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.



AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.



SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.



OTHER INVESTORS. No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Transfer Agent, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.


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                                       16

--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of a Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which that Fund's net asset value is determined on a particular day will be redeemed at the net asset value of that Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the particular Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through shareholder agents, who have made arrangements with such Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the appropriate Distribution Plan. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of a shareholder's order to redeem shares of a Fund the order will be transmitted so that it will be received by such Fund before the time when the price applicable to the order expires.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Each Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To minimize expenses, each Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


TELEPHONE REDEMPTION BY CHECK. Each Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


BY BANK WIRE. Each Fund accepts telephone requests from any investor for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. Each Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee. The Funds will not impose a wire service fee. A shareholder's agent or the predesignated bank, however, may impose its own service fee on wire transfers.



Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the New York Stock Exchange is not open, the request will be entered for the following business day. Shares are redeemed at the net asset value next determined following your request. Any Fund's shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an account in another mutual fund advised by Gabelli Funds, Inc., provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously paid to the Distributor.


The Funds and their transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Funds and their transfer agent require personal identification information before accepting a telephone redemption. If the Funds or their transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

Each Fund has available a form of Individual Retirement Account ("IRA") for investment in shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of a Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

Investors who are self-employed may purchase shares of a Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Funds do not currently act as Sponsors for such plans. Any Fund's shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Internal Revenue Code of 1986, (the "Code") individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the spouse under the same conditions and contribute a maximum of $4,000 annually provided that no more than $2,000 may be contributed to the IRA of either spouse.


Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Internal Revenue Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of such Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains. However, each Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

Each Fund intends to qualify for tax treatment as a "Regulated Investment Company" under the Internal Revenue Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders.

To qualify, each Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income (exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months. The loss of such status by a Fund would result in such Fund being subject to Federal income tax on its taxable income and gains.

Dividends out of net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such distributions are eligible for the dividends received deduction subject to proportionate reduction if the aggregate qualifying dividends received by a Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Funds may also be subject to state and local taxes. Prior to investing in shares of any Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

                              GENERAL INFORMATION


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES. Each Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), which was incorporated in Maryland on July 16, 1993. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, 200,000,000 shares of which have been classified as shares for each of the Funds. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

Each Fund sends semi-annual and annual reports to all respective shareholders which include lists of portfolio securities and each Fund's financial statements which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Funds may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Funds have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing shares.


PORTFOLIO TURNOVER. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. During the year ended December 1996, the Portfolio turnover rates for The Gabelli Global Telecommunications Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Interactive Couch Potato(R) Fund were 7%, 126% and 47%, respectively.



Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult to qualify as a passthrough entity for Federal tax purposes in view of a requirement that the Funds obtain less than 30% of their gross income in any tax year from gains on the sale of securities held less than three months. Failure of the Funds to qualify as a passthrough entity would result in Federal taxation of the Funds at the standard corporate rate of 34% and may adversely affect returns to shareholders. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).



PERFORMANCE INFORMATION. The Funds may furnish data about their investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of a Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Funds may also furnish total return and yield calculations for other periods and/or based on investments at various sales charge levels or net asset values. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account.



CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street Bank and Trust


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Company is the Custodian for each Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Funds.



INDEPENDENT AUDITORS. Grant Thornton LLP has been appointed independent auditors for each of the Funds, and is located at 7 Hanover Square, 6th Floor, New York, New York 10004.



INFORMATION FOR SHAREHOLDERS. All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554).


Upon request, Gabelli & Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Funds or their Distributor.


                             APPENDIX TO PROSPECTUS



DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS. Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa:
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S RATING GROUP ("S&P'S") CORPORATE DEBT RATINGS.
AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS. aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa:
An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS. AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security.


The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B,
CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                       PAGE
                                       ----
Table of Fees and Expenses...........    2
Financial Highlights.................    3
Investment Objective and Policies....    4
Associated Risk Factors..............    9
Management of the Funds..............   12
Distribution Plan....................   14
Purchase of Shares...................   14
Redemption of Shares.................   17
Retirement Plans.....................   18
Dividends, Distributions and Taxes...   19
General Information..................   19
Appendix.............................   21


------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof.

------------------------------------------------------

    Gabelli
    Global
    Series
    Funds, Inc.
                              PROSPECTUS

                              MAY 1, 1997

- THE GABELLI GLOBAL
  TELECOMMUNICATIONS FUND


- THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND


- THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

- THE GABELLI GLOBAL ENTERTAINMENT AND MEDIA FUND

- THE GABELLI GLOBAL GROWTH FUND

                          GABELLI FUNDS, INC.
                          INVESTMENT ADVISER

                        GABELLI & COMPANY, INC.
                              DISTRIBUTOR

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

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                       Gabelli Global Series Funds, Inc.
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                    TELEPHONE 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM
================================================================================
STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 1997



This Statement of Additional Information ("Additional Statement") relates to The Gabelli Global Telecommunications Fund (the "Global Telecommunications Fund"), The Gabelli Global Entertainment and Media Fund (the "Global Entertainment and Media Fund"), The Gabelli Global Growth Fund (the "Global Growth Fund"), The Gabelli Global Interactive Couch Potato(R) Fund (the "Global Interactive Couch Potato(R) Fund") and The Gabelli Global Convertible Securities Fund (the "Global Convertible Fund") (collectively, the "Funds"), each of which is a series of Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' prospectus dated May 1, 1997, as supplemented from time to time (the "Prospectus"). This Additional Statement contains information in addition to that set forth in the Prospectus into which this document is incorporated by reference and should be read in conjunction with the Prospectus. Additional copies of this document may be obtained without charge by writing or telephoning the Funds at the address and telephone number set forth above.


                               TABLE OF CONTENTS


                                                                               PAGE
        Investments........................................................     B- 2
        The Adviser........................................................     B-10
        The Distributor....................................................     B-12
        Directors and Officers.............................................     B-13
        Investment Restrictions............................................     B-16
        Portfolio Transactions and Brokerage...............................     B-16
        Purchase and Redemption of Shares..................................     B-19
        Dividends, Distributions and Taxes.................................     B-19
        Determination of Net Asset Value...................................     B-21
        Investment Performance Information.................................     B-22
        Counsel and Independent Auditors...................................     B-23
        Shares of Beneficial Interest......................................     B-24


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

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          THE FOLLOWING INFORMATION SUPPLEMENTS THAT IN THE PROSPECTUS

                                  INVESTMENTS

Subject to each Fund's policy of investing at least 65% of its assets in the appropriate securities of foreign and domestic companies, each Fund may invest in any of the securities described below.

EQUITY SECURITIES

Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

rating for these securities in which the Funds may invest. Accordingly, each Fund could invest in securities in default although no Fund will invest more than 5% of its assets in such securities.

Up to 25% of each Fund's assets may be invested in lower quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poors Rating Group ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Funds' net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

Each of the Global Telecommunications Fund, the Global Entertainment and Media Fund, the Global Growth Fund and the Global Interactive Couch Potato(R) Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit.

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security.

SOVEREIGN DEBT SECURITIES


Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions.



Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.



Each Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, the Netherlands, the United Kingdom and other countries. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the underlying currencies. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

SECURITIES SUBJECT TO REORGANIZATION

Each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgement of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended (the "Code") (see "Dividends, Distributions and Taxes" in the Prospectus). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification test of the Code.

LOWER RATED SECURITIES

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Funds may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Corporation's Board of Directors to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OPTIONS

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, each Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS


Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with its custodian cash or liquid securities with the Funds' custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.


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                                       B-6

--------------------------------------------------------------------------------

SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and are often obligated to pay over any payments received on such borrowed securities.


The Funds' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Funds will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES


Each Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.


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                                       B-7

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REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Funds' custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.


LOANS OF PORTFOLIO SECURITIES


To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.


If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Funds depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Funds are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, the Funds will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Funds' obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Funds maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


                                  THE ADVISER

The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.


Pursuant to separate Investment Advisory Contracts which were approved by each respective Fund's sole shareholder on October 1, 1993 with respect to the Global Telecommunications Fund, the Global Entertainment and Media Fund and the Global Growth Fund, and on January 3, 1994 with respect to the Global Interactive Couch Potato(R) Fund and the Global Convertible Securities Fund the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions for the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation.


Under the Investment Advisory Contract, the Adviser also (1) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Funds, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Funds by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Funds; (3) provides the Funds, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Funds' registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Funds; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Funds' Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.


The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services L.P. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Funds' operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by the Sub-Administrator, the Adviser pays a monthly fee at the annual rate of .10% of the average daily net assets of each Fund (with a minimum annual fee of $40,000 and subject to reduction to .075% on average daily net assets of the Gabelli Funds under its administration in excess of $350 million up to $600 million and
 .06% in excess of $600 million) which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Investment Advisory Contracts provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contracts in no way restrict the Adviser from acting as adviser to others. Each Fund has agreed by the terms of its Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. Each Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, it will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

Each Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. Each Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." Each Investment Advisory Contract provides in effect, that unless terminated it will remain in effect from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors, or the shareholders of each Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.


Each Investment Advisory Contract also provides that the Adviser is obligated to reimburse to each Fund any amount up to the amount of its advisory fee by which its aggregate expenses including advisory fees payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contract is in effect exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which shares of each Fund are registered or qualified for sale. For purposes of this expense limitation each Fund's expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that each Fund's includable expenses to date exceed the proportionate amount of such limitation to date.



For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser received advisory fees of $1,233,454, $1,285,648 and $1,195,023, respectively, from The Gabelli Global Telecommunications Fund.



During the period February 7, 1994 (Commencement of Operations) through December 31, 1994 and for the years ended December 31, 1995 and 1996, the Adviser received advisory fees of $174,399, $289,830 and $349,604, respectively, from The Gabelli Global Interactive Couch Potato(R) Fund.



During the period February 3, 1994 (Commencement of Operations) through December 31, 1994 and for the years ended December 31, 1995 and 1996, the Adviser received advisory fees of $86,233, $170,164 and $156,876, respectively, from The Gabelli Global Convertible Securities Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                THE DISTRIBUTOR

The Corporation on behalf of each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of each Fund for the continuous offering of their shares on a best efforts basis.

The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the vote of the holders of a majority of the outstanding securities of the Corporation, or by written consent of a majority of the directors who are not interested persons of the Corporation or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor with respect to the Global Telecommunications Fund, the Global Entertainment and Media Fund, the Global Growth Fund, the Global Interactive Couch Potato(R) Fund and the Global Convertible Securities Fund.


During the fiscal year ended December 31, 1996, The Gabelli Global Telecommunications Fund paid distribution expenses under the Distribution Plan of $298,817. Of this amount, $25,200 was spent on printing, postage and stationery, $163,917 on overhead support expenses and $109,700 on salaries of personnel of the Distributor.



During the year ended December 31, 1996, The Gabelli Global Interactive Couch Potato(R) Fund paid distribution expenses under the Distribution Plan of $87,392. Of this amount, $19,800 was spent on advertising, $18,200 on printing, postage and stationery, $7,508 on overhead support expenses and $56,900 on salaries of personnel of the Distributor.



During the year ended December 31, 1996, The Gabelli Global Convertible Securities Fund paid distribution expenses under the Distribution Plan of $39,227. Of this amount, $600 was spent on advertising, $11,900 on printing, postage and stationery, $6,827 on overhead support expenses and $19,900 on salaries of personnel of the Distributor.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be "interested persons" of any Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.


  NAME, POSITION WITH FUND AND           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
             ADDRESS                    AFFILIATIONS WITH THE ADVISER OR ADMINISTRATOR.
---------------------------------  ----------------------------------------------------------
Mario J. Gabelli *...............  Chairman, Chief Executive Officer, Chief Investment
Chairman of the Board              Officer and a Director of Gabelli Funds, Inc., the Adviser
One Corporate Center               and the indirect parent of Gabelli & Company, Inc., the
Rye, New York 10580                Distributor; Chairman and Chief Investment Officer of
Age: 54                            GAMCO Investors, Inc.; President and Chairman of The
                                   Gabelli Equity Trust Inc. and The Gabelli Global
                                   Multimedia Trust Inc.; Director of Gabelli Equity Series
                                   Funds, Inc., Gabelli Investor Funds, Inc., The Gabelli
                                   Capital Series Funds, Inc., The Gabelli Value Fund Inc.,
                                   The Gabelli Convertible Securities Fund, Inc. and The
                                   Treasurer's Fund, Inc.; and Trustee of The Gabelli Asset
                                   Fund, The Gabelli Growth Fund and The Gabelli Money Market
                                   Funds; Chairman and Director of Lynch Corporation.
Felix J. Christiana..............  Formerly Senior Vice President of Dry Dock Savings Bank.
Director                           Director of Gabelli Equity Series Funds, Inc., The Gabelli
One Corporate Center               Value Fund Inc., The Gabelli Convertible Securities Fund,
Rye, New York 10580                Inc., The Gabelli Equity Trust Inc., The Gabelli Global
Age: 72                            Multimedia Trust Inc. and The Treasurer's Fund, Inc.; and
                                   a Trustee of The Gabelli Asset Fund and The Gabelli Growth
                                   Fund.

Anthony J. Colavita..............  President and Attorney at law in the law firm of Anthony
Director                           J. Colavita, P.C. since 1961; Director of The Gabelli
One Corporate Center               Value Fund Inc., Gabelli Investor Funds, Inc., The Gabelli
Rye, New York 10580                Convertible Securities Fund, Inc., The Gabelli Capital
Age: 61                            Series Funds, Inc., Gabelli International Growth Fund,
                                   Inc., Gabelli Gold Fund, Inc., The Treasurer's Fund, Inc.
                                   and Gabelli Equity Series Funds, Inc.; Trustee of The
                                   Gabelli Asset Fund, The Gabelli Money Market Funds, The
                                   Gabelli Growth Fund and The Westwood Funds.

John D. Gabelli*.................  Vice President of Gabelli & Company, Inc. Director of
Director                           Gabelli Equity Series Funds, Inc. Manager of Teton
One Corporate Center               Advisors LLC.
Rye, New York 10580
Age: 52


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  NAME, POSITION WITH FUND AND           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
             ADDRESS                    AFFILIATIONS WITH THE ADVISER OR ADMINISTRATOR.
---------------------------------  ----------------------------------------------------------
Karl Otto Pohl*..................  Partner of Sal Oppenheim Jr. & Cie. (private investment
Director                           bank); Former President of the Deutsche Bundesbank
One Corporate Center               (Germany's Central Bank) and Chairman of its Central Bank
Rye, New York 10580                Council (1980-1991); Currently board member of IBM World
Age: 66                            Trade Europe/Middle East/ Africa Corp.; Bertelsmann AG;
                                   Zurich Versicherungs-Gesellshaft (insurance); the
                                   International Advisory Board of General Electric Company;
                                   the International Council for JP Morgan & Co.; the Board
                                   of Supervisory Directors of ROBECo/o Group; and the
                                   Supervisory Board of Royal Dutch (petroleum company);
                                   Advisory Director of Unilever N.V. and Unilever
                                   Deutschland; German Governor, International Monetary Fund
                                   (1980-1991); Board Member, Bank for International
                                   Settlements (1980-1991); Chairman, European Economic
                                   Community Central Bank Governors (1990-1991);
                                   Director/Trustee of all Funds managed by the Adviser and
                                   The Treasurer's Fund, Inc.

Werner Roeder, M.D...............  Director of Surgery, Lawrence Hospital and practicing
Director                           private physician. Director of Gabelli Investor Funds,
One Corporate Center               Inc., The Gabelli Capital Series Funds, Inc., Gabelli
Rye, New York 10580                International Growth Fund, Inc., Gabelli Gold Fund, Inc.;
Age: 56                            and Trustee of the Westwood Funds.

Anthonie C. van Ekris............  Managing Director of Balmac International Ltd. Director of
Director                           Stahal Hardmayer A.Z. (through present). Trustee of The
One Corporate Center               Gabelli Asset Fund, The Gabelli Growth Fund and The
Rye, New York 10580                Gabelli Money Market Funds. Director of The Gabelli
Age: 62                            Convertible Securities Fund, Inc., The Gabelli Capital
                                   Series Funds, Inc., Gabelli International Growth Fund,
                                   Inc., Gabelli Gold Fund, Inc., Gabelli Investor Funds,
                                   Inc., Gabelli Equity Series Funds, Inc. and The
                                   Treasurer's Fund, Inc.

Bruce N. Alpert..................  Vice President and Chief Operating Officer of the
Vice President and Treasurer       investment advisory division of the Adviser; Vice
One Corporate Center               President and Treasurer of The Gabelli Equity Trust Inc.,
Rye, New York 10580                The Gabelli Global Multimedia Trust Inc., The Gabelli
Age: 45                            Convertible Securities Fund, Inc., Gabelli Equity Series
                                   Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Capital
                                   Series Funds, Inc., Gabelli International Growth Fund,
                                   Inc., Gabelli Global Series Funds, Inc., The Gabelli Money
                                   Market Funds, The Gabelli Value Fund Inc.; President and
                                   Treasurer of The Gabelli Asset Fund and The Gabelli Growth
                                   Fund. Vice President of The Westwood Funds and Manager of
                                   Teton Advisers LLC.

Mr. A. Hartswell Woodson III.....  Portfolio Manager for the Adviser since 1993. Employed by
Vice President -- Portfolio        ABN Ambro Bank N.V. from 1988-1993.
Manager
One Corporate Center
Rye, New York 10580
Age: 39


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  NAME, POSITION WITH FUND AND           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
             ADDRESS                    AFFILIATIONS WITH THE ADVISER OR ADMINISTRATOR.
---------------------------------  ----------------------------------------------------------
James E. McKee...................  Vice President and General Counsel of GAMCO Investors,
Secretary                          Inc. since 1993 and of Gabelli Funds, Inc. since August
One Corporate Center               1995; Secretary of all Funds advised by Gabelli Funds,
Rye, New York 10580                Inc. and Teton Advisers LLC since August 1995. Branch
Age: 33                            Chief with the U.S. Securities and Exchange Commission in
                                   New York 1992 through 1993. Staff attorney with the U.S.
                                   Securities and Exchange Commission in New York from 1989
                                   through 1992.



The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1,500 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of each Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1996 in excess of $60,000.


                               COMPENSATION TABLE


                                                               AGGREGATE        TOTAL COMPENSATION
                                                             COMPENSATION        FROM REGISTRANT
                     NAME OF PERSON,                        FROM REGISTRANT      AND FUND COMPLEX
                         POSITION                           FOR FISCAL YEAR     PAID TO DIRECTORS
----------------------------------------------------------  ---------------     ------------------
Mario J. Gabelli..........................................      $     0              $      0
  President, Director and Chief Investment Officer
Felix J. Christiana.......................................      $ 3,500              $ 74,000(10)
  Director
Anthony J. Colavita.......................................      $ 3,500              $ 70,000(14)
  Director
John D. Gabelli...........................................      $     0              $      0
  Director
Karl Otto Pohl............................................      $ 3,500              $ 77,750(16)
  Director
Werner Roeder, M.D........................................      $ 3,500              $ 14,500(7)
  Director
Anthonie C. van Ekris.....................................      $ 3,500              $ 49,000(12)
  Director


---------------

* Represents the total compensation paid to such persons during the calendar year ending December 31, 1996 (and, with respect to the Fund Complex). The parenthetical number represents the number of investment companies (including the Corporation) from which such person receives compensation that are considered part of the same fund complex as the Corporation, because, among other things, they have a common investment adviser.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of each Fund will not be considered a deviation from policy. No Fund may:

          (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

          (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;


          (3)underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;


          (4) invest for the purpose of exercising control over management of any company;


          (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or


          (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among each Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among each Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to each Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, each Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of each Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for each Fund.

As required by Rule 17e-1 under the Act, the Board of Directors of each Fund has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Boards, including independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following chart shows brokerage commissions paid by the Adviser on behalf of each Fund, the amount and percentage of commissions paid by each Fund to Gabelli & Company, Inc. and the percentage of all transactions involving the payment of commissions to Gabelli & Company, Inc.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND


                                          FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          DECEMBER 31, 1994    DECEMBER 31, 1995    DECEMBER 31, 1996
                                          -----------------    -----------------    -----------------
Total brokerage commissions paid by the
  Adviser on behalf of the Fund.........      $ 180,768            $ 105,853             $49,410
Total brokerage commissions paid by the
  Fund to Gabelli & Company, Inc........      $  58,812            $  34,089             $16,320
% of aggregate brokerage commissions....           32.5%                32.2%               33.0%
% of transactions effected through
  Gabelli & Company, Inc................           47.8%                36.9%               28.0%


              THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND


                                          FEBRUARY 7, 1994
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          DECEMBER 31, 1994     DECEMBER 31, 1995    DECEMBER 31, 1996
                                         -------------------    -----------------    -----------------
Total brokerage commissions paid by the
  Adviser on behalf of the Fund........        $22,853               $42,378              $67,823
Total brokerage commissions paid by the
  Fund to Gabelli & Company, Inc.......        $ 5,040               $ 2,480              $ 8,486
% of aggregate brokerage commissions...            8.2%                  8.0%                12.5%
% of transactions effected through
  Gabelli & Company, Inc...............            7.4%                  6.3%                12.8%


                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND


                                          FEBRUARY 3, 1994
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          DECEMBER 31, 1994     DECEMBER 31, 1995    DECEMBER 31, 1996
                                         -------------------    -----------------    -----------------
Total brokerage commissions paid by the
  Adviser on behalf of the Fund........        $22,853               $42,378              $21,357
Total brokerage commissions paid by the
  Fund to Gabelli & Company, Inc.......             --               $   670              $    50
% of aggregate brokerage commissions...             --                   2.0%                0.23%
% of transactions effected through
  Gabelli & Company, Inc...............             --                   1.5%                0.04%


To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of each Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect portfolio transactions on behalf of each Fund in the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.

                       PURCHASE AND REDEMPTION OF SHARES

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL

Each Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained by any Fund, that Fund will be subject to a tax of 34% of such amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to 66% of the amount of undistributed capital gains included in such shareholder's gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

HEDGING TRANSACTIONS

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by each Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to each Fund are not entirely clear.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund will qualify for the 70% deduction for dividends received by corporations to the extent each Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of each Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SALES OF SHARES

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of any Fund's shares held by the shareholder for six months or less will be greater for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Corporation may be required to withhold Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Funds in which they invest with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. Because each Fund may have more than 50% of its total assets invested in securities of foreign governments or corporations, each Fund may be entitled to "pass-through" to shareholders the amount of foreign taxes paid by each Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining each Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value.


United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost, which approximates value. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.



As indicated in the Prospectus, the net asset value per share of each Fund's shares will be determined on each day that the New York Stock Exchange is open for trading. That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.


                       INVESTMENT PERFORMANCE INFORMATION

Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of each Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Each Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value. Any performance data which is based on each Fund's net asset value per share would be reduced if a sales charge were taken into account.

Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                       a - b
                                      ------
                           YIELD = 2[(cd - 1)(6) - 1]



where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. With respect to The Gabelli Global Convertible Securities Fund for the 30-day period ended December 30, 1996, the Fund's yield was 1.21%. With respect to The Gabelli Global Telecommunication Fund for the 30-day period ended December 30, 1996, the Fund's yield was .20%. With respect to The Gabelli Global Interactive Couch Potato(R) Fund for the 30-day period ended December 30, 1996, the Fund's yield was (3.18)%.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Quotations of total return will reflect only the performance of a hypothetical investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include:
Lipper Analytical Services, CDA/Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

In connection with communicating its yield or total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (up to the life of each Fund), and are calculated pursuant to the following formula:


                                P (1+T)(n) = ERV



(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The table below displays the total returns for the year ended December 31, 1996.



                                                                                   AVERAGE ANNUAL
                                                                                    TOTAL RETURN
                                                                                       SINCE
                              FUND                                TOTAL RETURN       INCEPTION
----------------------------------------------------------------  ------------     --------------
Global Telecommunications.......................................       9.0%              7.5%
Global Convertible Securities...................................       5.5%              6.4%
Global Interactive Couch Potato(R)..............................      12.5%             11.2%



                        COUNSEL AND INDEPENDENT AUDITORS


Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, serves as counsel to the Fund.


Grant Thornton LLP, 7 Hanover Square, New York, New York 10004-2616, have been appointed independent auditors for the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SHARES OF BENEFICIAL INTEREST


As of April 2, 1997, the Officers and Directors of the Fund as a group owned 1.5% of the outstanding shares of the Funds.



As of April 2, 1997, the following persons were 5% or greater shareholders of the Funds:



                                                                      PERCENTAGE OF SHARES
                        FUND/SHAREHOLDER                                   OUTSTANDING
-----------------------------------------------------------------   -------------------------
      The Gabelli Global Interactive Couch Potato(R) Fund/
                          Jupiter & Co.                                     5.40% (1)
                   c/o Investors Bank & Trust
                          P.O. Box 1537
                      Boston, MA 02205-1537
           The Gabelli Global Telecommunications Fund/
                 Charles Schwab & Co., Inc. (2)                             5.87% (1)
                        Reinvest Account
                      101 Montgomery Street
                  San Francisco, CA 94104-4122


---------------
(1) Represents shares owned of record only.

(2) Charles Schwab & Co., Inc. disclaims beneficial ownership.

--------------------------------------------------------------------------------

                           PART C: OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.
           (a)    Financial Statements:

                  (1)   Financial information included in Part A, the
                        Prospectus:

                        Table of Fees and Expenses

                        Financial Highlights

                  (2) Financial Statements included in Part B, the Statement of Additional Information:

                        Gabelli Global Series Funds, Inc.:


                        The Gabelli Telecommunications Fund (GGTF)

                        The Gabelli Global Convertible Securities Fund (GGCSF)

                        The Gabelli Global Interactive Couch Potato(R) Fund, Inc. (GGICPF)

                        -- Portfolio of Investments, year ended December 31, 1996 (all)*

                        -- Statement of Assets and Liabilities, year ended December 31, 1996 (all)*

                        -- Statements of Changes in Net Assets for the fiscal years ended December 31, 1996 and December 31, 1995
                        (GGTF); for the fiscal years ended December 31, 1995 and 1996 (GGCSF); for the fiscal years ended December 31, 1995 and 1996 (GGICPF).*

                        -- Notes to Financial Statements (all)*

                        -- Financial Highlights for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 and for the period November 1, 1993 (Commencement of Operations) through December 31, 1993 (GGTF); February 3, 1994 (Commencement of Operations) through December 31, 1994 and for the fiscal years ended December 31, 1996 and December 31, 1995 (GGCSF); February 7, 1994 (Commencement of Operations) through December 31, 1994 and for the fiscal years ended December 31, 1996 and December 31, 1995 (GGICPF)*

                        -- Reports of Grant Thornton LLP Independent Auditors
                        (all)*


                        The Gabelli Global Entertainment and Media Fund

                        The Gabelli Global Growth Fund


                        --None-- The Gabelli Global Entertainment and Media Fund and Gabelli Global Growth Fund are currently not offering shares.


          (b)  Exhibits:


               (1) Articles of Incorporation, as amended, of the Registrant**

               (2) Form of By-Laws of the Registrant**

               (3) Not Applicable

               (4)(a) Specimen Share Certificate for The Gabelli Global Interactive Couch Potato(R) Fund**

                  (b) Specimen Share Certificate for The Gabelli Global Convertible Securities Fund**

               (5)(a) Investment Advisory Agreement with Gabelli Funds, Inc. ("Gabelli Funds" or the "Adviser") relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                  (b) Investment Advisory Agreement with Gabelli Funds, Inc. ("Gabelli Funds" or the "Adviser") for each of The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund **

               (6) (a) Distribution Agreement relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                   (b) Distribution Agreement relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (7)      Not Applicable

               (8) Custodian Agreement between the Registrant and State Street Bank and Trust Company**

               (9) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company **

               (10)     Opinion and consent of counsel for the Registrant**

               (11)(a)  Consent of Independent Accountants.

               (12)     Not Applicable

               (13)(a) Agreements with Initial Shareholder relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                   (b) Agreements with Initial Shareholder relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (14)     Model IRA Plan**

               (15)(a) Distribution Plan relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                   (b) Distribution Plan relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (16)     Schedule of Performance Computation.

               (17)     Financial Data Schedule

------------

* Previously filed with the Fund's Annual Report for the year ended December 31, 1996.

** Previously filed as an exhibit to Post-Effective Amendment No. 2 to Registration Statement No. 33-66262 on January 5, 1994.

Item 25. Persons Controlled by or Under Common Control with Registrant.

Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli ABC Fund, The Gabelli Asset Fund, Gabelli Gold Fund, Inc., The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Capital Asset Fund, The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, The Westwood Funds and The Gabelli U.S. Treasury Money Market Fund.

Item 26. Number of Holders of Securities.


As of April 2, 1997, the approximate number of record holders were:



                              (1)                                       (2)
                                                                     Number of
                                                                      Record
                         Title of Class                               Holders
                         --------------                               -------
The Gabelli Global Telecommunications Fund Stock,
par value $.001 per share .....................................         15,912
The Gabelli Global Interactive Couch Potato(R)Fund Stock,
par value $.001 per share......................................          5,811
The Gabelli Global Convertible Securities Fund Stock,
par value $.001 per share......................................          2,286
The Gabelli Global Entertainment and Media Fund Stock,
par value $.001 per share......................................              2
The Gabelli Global Growth Fund Stock,
par value $.001 per share......................................              2



Item 27. Indemnification.


The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Global Series Funds, Inc., and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, Inc. to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor.

See "Management of the Funds" in the Prospectus and "Directors and Officers" in the Statement of Additional Information as well as the Adviser's current Form ADV which is incorporated herein by reference.

Item 29. Principal Underwriters.


          (a) The Distributor, Gabelli & Company, Inc., is also the principal underwriter for The Gabelli ABC Fund, The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Value Fund, Inc., The Gabelli Capital Asset Fund, The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, Gabelli Gold Fund, Inc., The Gabelli International Growth Fund, Inc., The Westwood Funds and The Gabelli U.S. Treasury Money Market Fund.


          (b) The information required with respect to the directors and executive officers of the Distributor is set forth under the heading "Directors and Officers" in the Statement of Additional Information as well as in Gabelli & Company, Inc.'s current Form BD, which are each incorporated herein by reference.

          (c) Not applicable. The Registrant's only principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30. Location of Accounts and Records.


All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Sub-Administrator, BISYS Fund Services
L.P., 3435 Stelzer Rd., Columbus, Ohio 43219, at the offices of the Fund's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, at the offices of the Fund's Transfer Agent and Dividend Disbursing Agent, State Street Bank & Trust Company, c/o Boston Financial Data Services, Two Heritage Drive, North Quincy, MA 02171 or at the offices of the Adviser, Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434.


Item 31. Management Services.

The Registrant is not a party to any management-related service contract.

Item 32. Undertakings.

          (c) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 25th day of April, 1997.


                                           THE GABELLI GLOBAL SERIES FUNDS, INC.

                                           /s/ Bruce N. Alpert
                                           -------------------------------------
                                           By: Bruce N. Alpert
                                           Title: Vice President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 7 to the Registration Statement has been signed below by the following in the capacity and on the date indicated.



Signature                          Title                                    Date
---------                          -----                                    ----
            *                      President (Principal                     April 25, 1997
----------------------------        Executive Officer), and Director
Mario J. Gabelli

            *                      Vice President and Treasurer             April 25, 1997
----------------------------
Bruce N. Alpert

            *
----------------------------
Felix J. Christiana                Director                                 April 25, 1997

            *
----------------------------
Anthony J. Colavita                Director                                 April 25, 1997

            *
----------------------------
Anthonie C. van Ekris              Director                                  April 25, 1997

            *
----------------------------
Karl Otto Pohl                     Director                                  April 25, 1997

            *
----------------------------
John D. Gabelli                    Director                                  April 25, 1997

            *
----------------------------
Werner Roeder, M.D.

*By: /s/ Bruce N. Alpert
     -----------------------
         Bruce N. Alpert
         Attorney-in-Fact

                                 EXHIBIT INDEX


          (b)  Exhibits:


               (1) Articles of Incorporation, as amended, of the Registrant**

               (2) Form of By-Laws of the Registrant**

               (3) Not Applicable

               (4)(a) Specimen Share Certificate for The Gabelli Global Interactive Couch Potato(R) Fund**

                  (b) Specimen Share Certificate for The Gabelli Global Convertible Securities Fund**

               (5)(a) Investment Advisory Agreement with Gabelli Funds, Inc. ("Gabelli Funds" or the "Adviser") relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                  (b) Investment Advisory Agreement with Gabelli Funds, Inc. ("Gabelli Funds" or the "Adviser") for each of The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund **

               (6)(a) Distribution Agreement relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                  (b) Distribution Agreement relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (7)      Not Applicable

               (8) Custodian Agreement between the Registrant and State Street Bank and Trust Company**

               (9) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company **

               (9b)     Sub-Administration Agreement.

               (10)     Opinion and consent of counsel for the Registrant**

               (11)(a)  Consent of Independent Accountants.

               (12)     Not Applicable

               (13)(a) Agreements with Initial Shareholder relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                   (b) Agreements with Initial Shareholder relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (14)     Model IRA Plan**

               (15)(a) Distribution Plan relating to The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Growth Fund**

                   (b) Distribution Plan relating to The Gabelli Global Interactive Couch Potato(R) Fund and The Gabelli Global Convertible Securities Fund**

               (16) Schedule of Performance Computation.--to be filed in a Post-Effective Amendment


               (17)     Financial Data Schedule

------------


* Previously filed with the Fund's Annual Report for the year ended December 31, 1996.


** Previously filed as an exhibit to Post-Effective Amendment No. 2 to Registration Statement No. 33-66262 on January 5, 1994.